UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

VIRGIN AMERICA INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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VIRGIN AMERICA INC.

555 Airport Boulevard

Burlingame, California 94010

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held on July 26, 2016

This supplement to proxy statement (the “Supplement”) amends and supplements the definitive proxy statement of Virgin America Inc. (“Virgin America,” “we,” “our”), filed with the Securities and Exchange Commission on June 20, 2016 (the “Proxy Statement”), relating to our special meeting of stockholders to be held virtually, via live webcast, on July 26, 2016. Except as described in this Supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, you should rely on the information in this Supplement.

The purpose of this Supplement is to correct an inadvertent typographical error in both the Proxy Statement and the proxy card enclosed with the Proxy Statement, each of which disclosed an incorrect website location for the virtual special meeting of stockholders. Accordingly, each reference to http://www.virtualstockholdermeeting.com/VA2016special in the Proxy Statement is hereby supplemented, amended and restated in its entirety to read as follows: www.virtualshareholdermeeting.com/VA2016special.

To attend or participate in the virtual special meeting of stockholders of Virgin America, to be held via live webcast on July 26, 2016, follow the instructions posted online at www.virtualshareholdermeeting.com/VA2016special.

Whether or not you expect to attend the special meeting of stockholders, it is important that your shares be represented and voted. Your vote is important. If you are a holder of record of shares of Virgin America voting common stock, please vote by submitting a proxy for the special meeting of stockholders by completing, signing, dating and returning the enclosed corrected proxy card in the accompanying pre-addressed, postage paid envelope, or by granting a proxy electronically via the Internet or by telephone by following the instructions on the enclosed corrected proxy card. If you hold your shares of Virgin America voting common stock in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares in accordance with the voting instructions provided by your broker, bank or nominee.

The date of this supplement to the proxy statement is June 28, 2016.

VIRGIN AMERICA INC.
555 AIRPORT BOULEVARD
BURLINGAME, CALIFORNIA 94010
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/VA2016special
You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 P.M. Eastern Time the day before the cut-off date or Meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E12464-Z68342
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
VIRGIN AMERICA INC.
The Board of Directors recommends you vote FOR the following proposals: For Against Abstain
1. To adopt the Agreement and Plan of Merger, dated as of April 1, 2016, by and among Alaska Air Group, Inc., a Delaware corporation (“Alaska Air Group”), Alpine Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Alaska Air Group (“Merger Sub”) and Virgin America, as it may
be amended from time to time (the “Merger Agreement”), pursuant to which, upon the satisfaction or waiver of the conditions to closing set forth therein, Merger Sub will merge with and into Virgin America (the “Merger”), with Virgin America surviving the Merger as a subsidiary of Alaska Air
Group (the “Merger Proposal”);
2. To approve the adjournment of the special meeting, if necessary, to solicit additional votes to approve the Merger Proposal, if there are not sufficient votes at the time of the special meeting to adopt the Merger Agreement (the “Adjournment Proposal”); and
3. To approve on a non-binding, advisory basis, certain compensation that will or may become payable to our named executive officers that is based on or otherwise relates to the Merger (the “Compensation Proposal”), as disclosed pursuant to Item 402(t) of Regulation S-K in “The Merger—Interests
of Our Directors, Executive Officers and Affiliates in the Merger—Quantification of Payments and Benefits to Our Named Executive Officers”beginning on page 58 of the accompanying proxy statement.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners)
Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.
E12465-Z68342
VIRGIN AMERICA INC.
555 Airport Boulevard
Burlingame, California 94010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS
To Be Held on July 26, 2016
The undersigned stockholder(s), revoking all prior proxies, hereby appoint(s) John J. Varley and Peter D. Hunt, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Voting Common Stock of Virgin America Inc. that the stockholder(s) is/are entitled to vote at the special meeting of stockholders to be held virtually via live webcast at www.virtualshareholdermeeting.com/VA2016special at 8:00 AM, Pacific Time on July 26, 2016, and any adjournment or postponement thereof.
The board of directors of Virgin America unanimously recommends that you vote (1) FOR_ the Merger Proposal; (2) FOR_ the Adjournment Proposal; and (3) FOR_ the Compensation Proposal. The approval by Virgin America stockholders of the Merger Proposal is required to complete the Merger described in the accompanying proxy statement.
WHEN THIS PROXY IS PROPERLY EXECUTED AND COMPLETED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OF THIS BALLOT. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR_ THE MERGER PROPOSAL; FOR_ THE ADJOURNMENT PROPOSAL; AND FOR_ THE COMPENSATION PROPOSAL. THE UNDERSIGNED STOCKHOLDER(S) ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET ACCORDING TO THE INSTRUCTIONS INCLUDED WITH THE PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.
Continued and to be signed on reverse side